SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 25, 2002
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                               CENTENNIAL BANCORP
             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-10489
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         OREGON                                                 93-0792841
(State of Incorporation)                                     (I.R.S. Employer
                                                          Identification Number)

                             Benjamin Franklin Plaza
                       One S.W. Columbia Street, Suite 900
                             Portland, Oregon 97258
                    (Address of principal executive offices)

                                 (503) 973-5556
              (Registrant's telephone number, including area code)


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Item 5. Other Events

          Centennial Bancorp (NASDAQ: CEBC) reported that it has initiated a search for a new President and Chief Executive Officer, to succeed the current President and Chief Executive Officer, Ted R. Winnowski. Mr. Winnowski's current employment agreement expires on December 31, 2002.

Item 7. Financial Statements and Exhibits

          None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CENTENNIAL BANCORP


Dated:  April 25, 2002                  /s/ Neal T. McLaughlin
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                                        Neal T. McLaughlin
                                        Executive Vice President &
                                        Chief Financial Officer


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